BERYLLIUM INTERNATIONAL CORPORATION

                          Stock Option Agreement

This Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between Beryllium International Corporation, a Utah corporation (the "Company"), and Jean Moody, an individual.

In consideration of the covenants set forth in this Agreement, the parties agree as follows:

1.	     Option Information

        (a)     Date of Option: October 10, 2000

        (b)     Optionee: Jean Moody

        (c)     Number of Shares: 190,000

        (d)     Exercise Price: $.01

2.	     Acknowledgments

        (a) Optionee is a creditor of the company that has deferred the enforcement of her claims against the Company so long as the Company in good faith pursued an acquisition that would be in the interest of the shareholders.
        (b) The Board has authorized the granting to Optionee of a stock option ("Option") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1993, as amended (the "Securities Act")

3.	     Shares; Price

        The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, 190,000 shares of Stock (the "Shares") for cash at the price of $.01 per Share (the "Exercise Price").

4.	     Term of Option; Continuation of Service

        This option shall expire, and all rights under it to purchase the shares shall terminate on the first anniversary from the date hereof.

5.	     Vesting of Option

        This Option shall become exercisable immediately.


          Exhibit 99.15


6.	     Exercise

        This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased and such other information set forth on the from of Notice of Exercise attached to this Agreement as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice, and
        (c) a written investment representation as provided for in Section 13 of this Agreement. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 of this Agreement.

7.	     Death of Optionee

        If the Optionee shall die while still a Preferred Creditor, Optionee's personal representative or the person entitled to Optionee's rights under this Agreement may at any time within six months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

8.	     No Rights as Shareholder

        Optionee shall have no rights as a shareholder until the effective date of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued except as provided in Section 10 of this Agreement.

9.	     Recapitalization

        Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration by the Company."

        In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which




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          Exhibit 99.15



        date shall be no later then the consummation of the Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, having no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of the surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing 30 days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the -installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of the Reorganization.

        Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to an apply to the securities to which a holder of Shares equal to the shares subject to this Option would have been entitled by reason of the merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

        In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

        To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Agreement, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

        The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.



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          Exhibit 99.15


10.	    Taxation Upon Exercise of Option

        Optionee understands that, upon exercise of this Option, Optionee may recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for Federal or state income and employment tax purposes will be made, if and as required by law, form Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover the liability as a condition of the exercise of this Option.

11.	    Modification, Extension and Renewal of Options

        The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept its surrender (to the extent not yet exercised) and authorize the granting of a new option in substitution for it (to the extent not yet exercised). Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee under this Agreement.

12.	    Investment Intent; Restrictions on Transfer

        (a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise of the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon the exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of
                Section 7 of this Agreement) shall furnish to the Company a written statement to that effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the investment representation and agreement and shall no be required to furnish the Company with the written statement.

        (b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.


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          Exhibit 99.15


        (c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefore and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:


"THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM."

13.	    Stand-off Agreement

        Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or the managing underwriter, as applicable, for a period of at least six months following the effective date of registration of the offering.

14.	    Notices

        Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, 5 days after deposit in the US Mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records



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          Exhibit 99.15


In witness whereof, the parties hereto have executed this Option as of the date first above written.



/s/ Richard D. Moody
--------------------
Beryllium International Corporation
Its President

Optionee

I certify that as of the date hereof I am married.



/s/Jean A. Moody
---------------------------
Optionee


By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing Option Agreement.


/s/ Richard D. Moody
--------------------
Richard Moody, Spouse of Optionee








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          Exhibit 99.15